Income taxes (Tables)	12 Months Ended
Dec. 31, 2020
Income taxes
Summary of income taxes expense

	2020	2019
	$	$

Loss before income taxes	21,577	15,075

Recovery based on combined federal and provincial statutory rate of 26.1% (2019 - 26.5%)	(5,632)	(3,995)
Permanent differences	(638)	(138)
Change in deferred tax assets not recognized	6,331	4,287
Effect of tax rates in foreign jurisdictions	(16)	(7)
Net income tax expense	45	147